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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                               AMENDMENT NO. 1

     The undersigned registrant hereby amends the following item of its Current Report on Form 8-K dated June 15, 1994 as set forth on the page attached hereto:

                  (List all such items, financial statement,
                     exhibits or other portions amended.)

                            Item 5 - Other Events


Date of Report (Date of earliest event reported)   July 25, 1994
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                           PAINE WEBBER GROUP, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                   1-7367                13-2760086
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(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)


1285 Avenue of the Americas, New York, New York               10019
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000
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                                Not Applicable
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            (Former name or address, if changed since last report)

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                           Paine Webber Group Inc.
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Item 5.               Other Events
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                      (a) Copy of the Registrant's press release (corrected for
                          typographical error in amount the of payment to Fund shareholders) relating to its actions to increase net asset value and reduce volatility of the Short-Term U.S. Government Income Fund.

                                  SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PAINE WEBBER GROUP INC.

                                          By:   /s/ REGINA DOLAN
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                                                    Regina Dolan
                                                 Vice President and
                                              Chief Financial Officer

Dated: July 25, 1994
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                                EXHIBIT INDEX
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(a) Copy of the Registrant's corrected press release relating to its actions to increase net asset value and reduce volatility of the Short-Term U.S. Government Income Fund.